Exhibit 10.26


                   FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT
                        effective as of February 16, 2001

     This First Amendment (this "Amendment"), effective as of February 16, 2001 to the STOCKHOLDERS' AGREEMENT, dated as of March 30, 1999 (the "Stockholders' Agreement"), among Hudson Technologies, Inc., a New York corporation (the "Company"), Kevin J. Zugibe ("KJZ"), Thomas P. Zugibe ("TPZ") and Stephen P. Mandracchia ("Mandracchia" and, collectively with KJZ and TPZ, "Management"), and Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P. (collectively, the "Fleming Funds").


                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, the Company, Management and the Fleming Funds are parties to the Stockholders' Agreement;

     WHEREAS, pursuant to the Stock Purchase Agreements, dated as of March 30, 1999, between the Company and each of the Fleming Funds (the "Stock Purchase Agreements"), the Fleming Funds purchased 65,000 shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock");

     WHEREAS,  the Company and the Fleming  Funds  entered  into Stock  Purchase
Agreements, dated as of February 16, 2001 (the "2001 Stock Purchase Agreements"), whereby the Fleming Funds purchased 30,000 shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share; and

     WHEREAS, pursuant to Section 6(a) of the Stockholders' Agreement, the Company, Management and the Fleming Funds desire to amend the definition of "Series A Preferred Stock" in the first WHEREAS clause of the Stockholders' Agreement to include the shares purchased pursuant to the 2001 Stock Purchase Agreements;

     NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Stockholders' Agreement. Capitalized terms defined in this Amendment shall be deemed to be defined in the Stockholders' Agreement with the meaning given to them herein.

In the event of any inconsistency between the definitions, terms or provisions of this Amendment and of the Stockholders' Agreement, this Amendment shall control.

     2. The first WHEREAS clause of the Stockholders' Agreement is hereby deleted and replaced in its entirety with the following:

     "WHEREAS, pursuant to the terms of Stock Purchase Agreements, dated as of March 30, 1999 (the "1999 Stock Purchase Agreements"), and the Stock Purchase Agreements, dated as of February 16, 2001 (the "2001 Stock Purchase Agreements" and, together with the 1999 Stock Purchase Agreements, the "Stock Purchase Agreements"), the Fleming Funds have purchased 65,000 shares and 30,000 shares, respectively, of the Company's Series A Preferred Stock, par value $.01 per shares (the "Series A Preferred Stock")."

     3. The third WHEREAS clause of the Stockholders' Agreement is hereby deleted and replaced in its entirety with the following:

     "WHEREAS, it was a condition precedent to the Company's and the Fleming Fund's respective obligations to consummate the transactions contemplated by the Stock Purchase Agreements that the parties hereto shall have entered into this Agreement; and"

     4. Section 6(d)(ii) of the Stockholders Agreement is hereby deleted and replaced in its entirety with the following:

             "If to the Company, to:

             Hudson Technologies, Inc.
             275 North Middletown Road
             Pearl River, NY  10965
             Facsimile No.:  (914) 368-2540
             Attn:  Stephen P. Mandracchia

             with a copy to:

             Blank Rome Tenzer Greenblatt LLP
             405 Lexington Avenue
             New York, NY  10174
             Facsimile No.:  (212) 885-5001
             Attn:  Ethan Seer, Esq."

     5. The Stockholders' Agreement shall remain in full force and effect in accordance with its terms, except as expressly amended hereby.

     6. This Amendment may be executed in one or more counterparts, which together will constitute a single agreement.

     7. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     8. This Amendment, together with the Stockholders' Agreement and all agreements or documents herein or therein referred or incorporated by reference, contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, with respect to such subject matter.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.


                                 HUDSON TECHNOLOGIES, INC.


                                 By: /s/ Kevin J. Zugibe
                                    ---------------------------
                                    Name:  Kevin J. Zugibe
                                    Title: Chairman and Chief Executive Officer


                                   /s/ Kevin J. Zugibe
                                   -----------------------------
                                     Kevin J. Zugibe


                                   /s/ Thomas P. Zugibe
                                   -----------------------------
                                     Thomas P. Zugibe


                                   /s/ Stephen P. Mandracchia
                                   -----------------------------
                                     Stephen P. Mandracchia

                            FLEMING US DISCOVERY FUND III, L.P.

                            By: FLEMING US DISCOVERY
                                   PARTNERS, L.P.,
                                its general partner

                                By: FLEMING US DISCOVERY, LLC, its
                                    general partner


                                    By: /s/ Robert L. Burr
                                       ----------------------------------
                                         Robert L. Burr, member



                            FLEMING US DISCOVERY OFFSHORE
                               FUND III, L.P.

                            By: FLEMING US DISCOVERY
                                   PARTNERS, L.P.,
                                its general partner

                                By: FLEMING US DISCOVERY, LLC,
                                    its general partner


                                    By: /s/ Robert L. Burr
                                       ----------------------------------
                                         Robert L. Burr, member